UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary proxy statement

[ ]	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive proxy statement

[X]	Definitive additional materials

[ ]	Soliciting material under Rule 14a-12

THE HARTFORD MUTUAL FUNDS II, INC.

(Name of Registrants as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X]	No fee required

[ ]	Fee paid previously with preliminary materials

[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

IMPORTANT MATTER

PLEASE CALL US TODAY

Dear Valued Shareholder,

Please call us toll-free at 1-866-406-2285. We have attempted to reach you regarding your investment in The Hartford Growth Opportunities Fund and have been unsuccessful in doing so. It is very important that we speak with you. Representatives are available 9 a.m. to 10 p.m. Eastern Time, Monday through Friday and 10 a.m. to 5 p.m. Eastern Time on Saturday.

We look forward to hearing back from you. Thank you in advance for your assistance.

Sincerely,

The Hartford Growth Opportunities Fund